Exhibit 99.1

PURCHASE AND SALE AGREEMENT

THIS PURCHASE AND SALE AGREEMENT (this “Agreement”) dated as of June 15, 2005, (the “Effective Date”) is entered into by CRESCENT RESOURCES, LLC, a Georgia limited liability company (“Seller”), and HOT TOPIC TENNESSEE, INC., a California corporation (“Buyer”). Buyer and Seller are sometimes referred to individually as a “Party” or collectively as the “Parties.”

BACKGROUND STATEMENT

A. Seller, as landlord, and Hot Topic, Inc., as tenant (“Tenant”), are parties to a Lease Agreement dated June 1, 2004 (the “Lease”), for premises in the office/warehouse building that is the subject of this Agreement.

B. Upon the terms and conditions set forth in Exhibit G of the Lease, Seller has granted Tenant the right and option to purchase the building and related land (the “Option”).

C. Tenant has elected to exercise the Option subject to, and upon the terms and conditions of, this Agreement; and all of Tenant’s rights and obligations under the Option have been assigned to and assumed by Buyer.

D. Seller has agreed that Tenant’s exercise of the Option shall be deemed exercised subject to, and upon the terms and conditions of this Agreement, including Buyer’s right (as Tenant’s assignee) to withdraw the election and terminate this Agreement, with or without cause, at any time prior to the expiration of the Inspection Period specified in this Agreement.

F. All of Tenant’s rights to purchase the Property, including its Option rights, shall be deemed merged and integrated into this Agreement.

STATEMENT OF AGREEMENT

In consideration of their mutual covenants, Seller agrees to sell to Buyer, and Buyer agrees to purchase from Seller, on the terms and conditions set forth in this Agreement, the property known as “Centre Pointe Building Six,” in Centre Pointe Distribution Park, 6001 Reliance Drive, LaVergne, Tennessee, more particularly described as follows (the “Property”):

(i) all of that certain tract of land (the “Land”) in LaVergne, Franklin County, Tennessee, described in Exhibit A, together with all easements and other rights and privileges appurtenant to the Land;

(ii) all buildings, structures and other improvements on the Land (the “Improvements”), including an office warehouse building currently leased to Buyer;

(iii) all furniture, fixtures, and equipment and other items of tangible personal property owned or leased by Seller located on the Land or in the Improvements and used exclusively in the operation of the Land and Improvements (the “FF&E”);

(iv) all licenses, permits, consents, and authorizations and registrations with respect to the Land and Improvements issued by any governmental authority (the “Licenses”);

(v) all contracts for the provision of labor, services, materials or supplies to or for the benefit of the Land and Improvements set forth on Schedule 1 (the “Contracts”); and

(vi) all warranties and guarantees from third-party contractors and suppliers with respect to the Improvements and FF&E (the “Warranties”).

1. Purchase Price. The purchase price (the “Purchase Price”) for the Property is Fourteen Million Two Hundred Sixty Thousand and 00/100 Dollars ($14,260,000.00) and shall be payable at Closing by wire transfer of immediately available federal funds to the Escrow Agent in accordance with Paragraph 3 below.

2. Due Diligence Investigation.

(a) Seller shall within five (5) business days after the Effective Date furnish Buyer copies of all of the documents in Seller’s possession or control specified on the due diligence request list attached to this Agreement as Exhibit B (the “Due Diligence Materials”).

(b) Buyer and its agents and representatives shall have the right to go onto the Property for the purpose of conducting inspections, soil tests, surveys, environmental site assessments and other investigations, and undertaking such other activities as are appropriate to Buyer’s determination concerning the acceptability of the Property for purchase and its conformance to the provisions of this Agreement. Buyer shall not be entitled to conduct any environmental investigations or tests on the Property beyond a Phase I environmental site assessment (i.e., no sampling, drilling, or other invasive testing) without Seller’s prior written consent, which consent shall not be unreasonably withheld. Buyer shall defend, indemnify and hold harmless Seller from and against any claims, damages or liability (including reasonable attorneys’ fees) and shall repair any damage to the Property resulting from Buyer’s exercise of its right of entry. This indemnity shall survive the termination of this Agreement.

3. Closing. The closing of this transaction (the “Closing”) shall occur through the deposit of documents and funds in escrow with the Title Company (as defined below) or other settlement agent acceptable to both Parties on a date (the “Closing Date”) determined as follows:

(a) During the period beginning on the Effective Date and ending at 5:00 p.m. (CDT) on August 15, 2005 (the “Inspection Period”), Buyer shall investigate the Property and determine if it is acceptable to Buyer for purchase. If Buyer is not satisfied with the results of its investigations, or if Buyer determines in its sole discretion (for any reason or no reason) that the Property is not acceptable, Buyer may terminate this Agreement by delivery of written notice to Seller during the Inspection Period, and thereafter (i) neither Party shall have any obligations to the other Party under this Agreement, except for the indemnification obligations of Buyer under Paragraph 2 (the “Surviving Obligations”) and (ii) Buyer’s Option to purchase the Property pursuant to the provisions set forth in Exhibit G of the Lease shall be of no further force or effect. Buyer may accelerate the end of the Inspection Period by written notice to Seller approving its investigation of the Property.

(b) If this Agreement is not terminated as provided in paragraph 3(a) above, the Closing shall occur on a mutually acceptable date within fifteen (15) days after the expiration of the Inspection Period, or such earlier date selected by Buyer, provided Buyer provides Seller with at least five (5) days prior written notice (the “Closing Date”).

4. Closing Documentation.

(a) At Closing, Seller shall execute and deliver to Buyer the following documents in the forms attached hereto as Exhibits C through H:

(i) a special warranty deed (the “Deed”) conveying to Buyer fee simple title to the Land and Improvements, free and clear of all liens, charges and encumbrances, except: (A) ad valorem real property taxes for the calendar year of sale, to the extent not yet due and payable (to be prorated as of the Closing Date), (B) the rights of Buyer as tenant under the Lease (which tenancy shall be deemed merged into Buyer’s fee title), and (C) such other matters as are approved by Buyer, or not objected to in a timely manner under Paragraph 7 (collectively, the “Permitted Encumbrances”);

(ii) a bill of sale by which Seller transfers to Buyer the FF&E (the “Bill of Sale”);

(iii) a general assignment of the Contracts, Licenses and Warranties, to the extent the same may be assignable (the “General Assignment”) (provided that Seller shall cooperate with Buyer to obtain the benefit of any Contracts, Licenses and Warranties which are not assignable);

(iv) a settlement statement (the “Settlement Statement”) reflecting any applicable adjustments to the Purchase Price and the appropriate receipts and disbursements on behalf of the Parties;

(v) an owner’s affidavit in form reasonably acceptable to Buyer and the Title Company (defined in Paragraph 7) affirming that there are no outstanding possessory rights, liens or rights to claim liens against the Property, except for the Permitted Encumbrances, and any other certificates or affidavits reasonably required by the Title Company;

(vi) a certificate confirming that Seller is not a “foreign person” within the meaning of the Foreign Investment in Real Property Tax Act, and containing information necessary to complete an IRS Form 1099;

(vii) a closing certificate from Seller certifying that all of the representations and warranties contained in Paragraph 12(a) of this Agreement are true and correct as of the Closing Date; and

(viii) documents evidencing the due organization and valid existence of Seller and the authority of the designated representative of Seller to execute and deliver the closing documents.

(b) At Closing, Buyer shall execute and deliver to Seller:

(i) the General Assignment;

(ii) the Settlement Statement;

(iii) a statement from Buyer certifying that all of the representations and warranties contained in Paragraph 12(b) of this Agreement are true and correct as of the Closing Date; and

(iv) documents evidencing the due organization and valid existence of Buyer and the authority of the designated representative of Buyer to execute and deliver the closing documents.

5. Transaction Costs; Prorations.

(a) The Parties shall be responsible for transaction costs as follows:

(i) Seller shall be responsible for the payment of the cost of preparing or obtaining the Survey (defined in Paragraph 8), the Title Insurance (defined in Paragraph 7), and the Deed.

(ii) Buyer shall be responsible for the payment of all transfer taxes and recording fees, and the cost of its due diligence investigation.

(iii) The Parties shall each pay 1/2 of any escrow fees.

(iv) Each Party will be responsible for its other transaction costs, including its attorneys’ fees.

(b) All rent and any other amounts payable under the Lease and all operating expenses with respect to the Land and Improvements shall be prorated between Seller and Buyer for the month in which the Closing occurs. The proration shall be made as of 11:59 p.m. on the date preceding the Closing Date, so that the Closing Date is a day of revenue and expense for Buyer. Seller shall be entitled to a return of all utility deposits, and on and after the Closing Date, all utilities shall be furnished to the Property under new agreements between Buyer and the utility providers. Prior to Closing, Seller shall cause a reconciliation of the estimates paid by Buyer for Tenant’s Proportionate Share of Taxes, Insurance Premiums and Common Area Maintenance Costs under the Lease prior to Closing, with the actual amounts due from Buyer under the Lease.

6. Real Estate Taxes. All ad valorem real estate taxes on the Property for the year in which the Closing occurs will be prorated per diem as of the Closing Date on a calendar year basis, and, if due, shall be paid at Closing. Otherwise, Buyer shall be given a credit for Seller’s share of such taxes, and Buyer shall pay all such taxes prior to delinquency. As a condition precedent to the Closing, the Land and Improvements must be assessed as a separate tax parcel for the year commencing January 1, 2005. The provisions of this Paragraph 6 shall survive Closing.

7. Title Examination. Seller shall, within five (5) days after the Effective Date, furnish Buyer a commitment (the “Title Commitment”) for an ALTA 1970 Form B policy of title insurance on the Land and Improvements to be issued by Old Republic National Title Insurance Company or other nationally recognized title insurance company selected by Seller and acceptable to Buyer (the “Title Company”). If the Title Commitment includes title matter exceptions that are unacceptable to Buyer, Buyer shall advise Seller in writing, during the Inspection Period, of the objections to such matters, and Seller shall have a period of ten (10) days after the date of the notice within which to remedy the objections to the satisfaction of Buyer. The objections to title may be based on the Survey of the Property obtained by Seller under Paragraph 8. Seller covenants to cure, at or prior to Closing, all objections that may be satisfied by the payment of a fixed sum of money, such as deeds of trust, mortgages or statutory liens, except for any obligations created by or through Buyer with respect to its leasehold estate. If the other objections raised by Buyer are not cured or remedied within the ten (10) day period, Buyer may at its election either: (a) accept title to the Property subject to the objections, or (b) terminate this Agreement.

8. Survey. Seller shall cause a licensed surveyor or engineer to prepare an accurate “as-built” survey of the Land and Improvements, conforming to the ALTA/ACSM 1999 Standards (the “Survey”), for delivery to Buyer within fifteen (15) days after the Effective Date. The Survey shall show all Improvements and any matters affecting the Property that are disclosed by the Title Commitment. The Survey shall be certified to Buyer and its lender (if any) and the Title Company. Buyer shall have the right to make written objections to title based upon the Survey as provided in Paragraph 7. Once the Survey has been prepared, a legal description of the Property prepared from the Survey shall be used in the Deed.

9. Conditions. Buyer’s obligation to consummate the transaction contemplated by this Agreement shall be subject to the satisfaction of the following conditions as of the date scheduled for Closing (any of which conditions may be waived by Buyer by giving written notice of waiver to Seller):

(a) No exceptions to title exist other than the Permitted Exceptions.

(b) Seller has complied in all material respects with its obligations under this Agreement, and all representations and warranties of Seller set forth in Paragraph 12(a) of this Agreement continue to be accurate in all material respects.

(c) No material adverse change in the physical or environmental condition of the Property has occurred between the end of the Inspection Period and the Closing Date.

(d) The Title Company shall be irrevocably committed to issue an ALTA 1970 Form B Policy of Title Insurance with such endorsements as requested by Buyer, and subject only to the Permitted Exceptions.

If any of the foregoing conditions has not been satisfied or waived by the Closing Date, Buyer shall have the right, exercisable by delivery of written notice to Seller on or before the Closing Date, to terminate this Agreement, and upon such termination neither Party shall have any further obligations under this Agreement (other than the Surviving Obligations) or the Option.

10. Compliance with Subdivision Requirements. If the conveyance of the Land by Seller to Buyer results in a “subdivision” of property, as defined in any applicable subdivision ordinance, then, not less than ten (10) days prior to the Closing Date, Seller shall satisfy all requirements of the subdivision ordinance, including, but not limited to, the preparation, approval and recording of a plat, and shall cause the Land and Improvements to constitute a separate tax parcel.

11. Delivery of Possession. Seller shall deliver exclusive possession of the Property to Buyer on the Closing Date, subject only to the rights of Buyer, as tenant under the Lease, and persons claiming by and through Buyer.

12. Representation and Warranties.

(a) Seller represents and warrants to Buyer that:

(i) Seller is a limited liability company duly formed and validly existing under the laws of the State of Georgia and has full power and authority to enter into this Agreement and convey the Property to Buyer in accordance with the terms of this Agreement.

(ii) The execution and performance of this Agreement by Seller will not conflict with any provision of law applicable to Seller, nor will it result in the breach of any provision of, or constitute a default under, any agreement or instrument to which Seller is a party or by which the Property is bound.

(iii) This Agreement and the documents to be delivered by Seller at Closing have been duly authorized by all necessary action on the part of Seller, and have been or will be duly executed and delivered by Seller.

(iv) Seller has received no notice of any action, litigation, pending or threatened condemnation or other proceeding of any kind pending against the Seller that relates to or affects the Property.

(v) To Seller’s Knowledge, the Property does not contain any Hazardous Materials (as defined below) in material violation of applicable Environmental Laws (as defined below), except as otherwise may be expressly disclosed in the Due Diligence Materials and the environmental assessment obtained by Buyer and/or its lender in connection with its purchase of the Property. As used in this paragraph 12(g), the term “Hazardous Materials” shall mean any hazardous wastes, hazardous substances, hazardous materials and toxic substances, as those terms are defined in Environmental Laws, and the term “Environmental Laws” shall mean all state, local and federal laws governing toxic or hazardous substances, including, without limitation, the Resource Conservation and Recovery Act (42 U.S.C.A. §§ 6901 et seq.), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C.A. §§ 9601 et seq.), the Hazardous Materials Transportation Act (49 U.S.C.A. §§ 1801 et seq.), the Toxic Substances Control Act (15 U.S.C.A. §§ 2601 et seq.), the Clean Air Act (42 U.S.C.A. §§ 7401 et seq.), and the Clean Water Act (33 U.S.C.A. §§ 1251 et seq.).

(vi) Except to the extent disclosed to Buyer in writing, Seller has not received any written notice that the Property or any portion thereof, including, without limitation, the use and operation thereof, is in violation of any applicable building codes, environmental, zoning and land use laws, or any other applicable local, state and federal laws and regulations including, without limitation, the Americans with Disabilities Act of 1990 and the regulations and interpretations promulgated thereunder.

(vii) Except to the extent disclosed to Buyer in writing, there is no litigation pending or, to the best of Seller’s knowledge, threatened against Seller or any basis therefor that arises out of the ownership of the Property or that might detrimentally affect the value or the use or operation of the Property for its intended purpose or the ability of Seller to perform its obligations under this Agreement.

(viii) At the time of Closing there will be no outstanding written or oral contracts made by Seller for any improvements to the Property which have not been fully paid for, and Seller shall cause to be discharged all mechanics’ and materialmen’s liens arising from any labor or materials furnished to the Property prior to the time of Closing.

(ix) Seller has not granted any option, or right of first refusal or first opportunity to any party to acquire any fee or ground leasehold interest in any of the Property.

(x) To the best of Seller’s knowledge, no portion of the Real Property is located in a wetland area, as defined by Laws, or in a designated or recognized floodplain, flood plain district, flood hazard area or area of similar characterization, an no commercial use of any portion of the Property will violate any requirement of the United States Corps of Engineers or Laws relating to wetland areas.

(xi) As of the Effective Date, all previously identified settlement and structural problems with the Improvements have been repaired by Seller using best construction practices, and to the best of Seller’s knowledge, the Improvements are in good condition and repair and structurally sound.

(xii) As of the date five (5) days after the Effective Date, Seller has to the best of its knowledge after good faith investigation and inquiry, provided to Buyer, as part of the Due Diligence Materials, copies of all of the following documents in Seller’s possession or control that relate to the Property and are material:

(A) All documents evidencing or securing any existing unrecorded encumbrances affecting the Property;

(B) All leases and licenses for use or operation of the Land and Improvements;

(C) All certificates of occupancy and permits;

(D) All environmental, geotechnical, engineering and soil reports;

(E) All warranties;

(F) All reports and correspondence from or to any engineer, consultant, or contractor related to the shifting, settlement or sinking of the Improvements;

(G) All contracts and insurance policies, if any, that will be binding on Buyer after Closing;

(H) All bills for taxes and other assessments related to the Property applicable to the year 2005 and after; and

(I) All documents related to claims, administrative proceedings, or litigation against Seller or the Property which have not been resolved (whether or not covered by insurance), if any.

(b) Buyer represents and warrants to Seller that:

(i) Buyer is a corporation, duly formed and validly existing under the laws of the State of California and has authority to enter into this Agreement and consummate the transaction contemplated by this Agreement in accordance with its terms.

(ii) The execution and performance of this Agreement by Buyer will not conflict with any provision of law applicable to Buyer, nor will it result in the breach of any provision of, or constitute a default under, any agreement or instrument to which Buyer is a party or is otherwise bound.

(iii) This Agreement and the documents to be delivered by Buyer at Closing have been duly authorized by all necessary action on the part of Buyer, and have been or will be duly executed and delivered by Buyer.

Except for the covenants, representations and warranties set forth in this Agreement, (i) the purchase of the Property shall be on an “AS IS,” “WHERE IS,” “WITH ALL FAULTS” basis, and (ii) neither Seller nor any of its affiliates, or their respective members, shareholders, managers, directors, or officers, have made any representation or warranty with respect to the Property, whether written or oral, express or implied.

Seller agrees that the truthfulness of each of the foregoing matters is a condition precedent to Buyer’s performance under this Agreement, and all of the foregoing matters shall be deemed repeated at Closing. Upon the breach by of any material representation or warranty made in this Paragraph 12 by Seller or Buyer, the nondefaulting Party may terminate this Agreement.

The phrase “to Seller’s Knowledge” means the actual knowledge of Henry C. Lomax, Jr., Vice President/Capital Markets of Seller, and Patrick G. Emery, Regional Vice President of Seller. Seller represents that such individuals are the employees/officers of Seller with the most knowledge regarding the Property with respect to the representations and warranties set forth in this Agreement.

The foregoing representations and warranties shall survive Closing for a period of twelve (12) months.

13. Casualty or Condemnation.

(a) If the Property or any material portion thereof is damaged or destroyed by fire or other casualty prior to Closing (a “Casualty”) and not repaired or restored prior to the specified Closing Date, Buyer may elect either to: (i) terminate this Agreement by delivery of written notice of termination to Seller prior to the Closing Date, neither Party shall have any further obligations under this Agreement, except the Surviving Obligations, or the Option, or (ii) proceed to Closing, in which event Seller shall assign to Buyer all of Seller’s right, title and interest in and to all proceeds of casualty and lost profits insurance policies maintained by Seller with respect to the Property plus cash in the amount of any deductibles of the policies, without any adjustment of the Purchase Price.

(b) If any taking pursuant to the power of eminent domain is threatened in writing or occurs before the Closing Date as to all or any material portion of the Property (a “Condemnation”), including any access or other easements benefiting the Property, or a sale occurs in lieu thereof, Buyer may elect either to: (i) terminate this Agreement by delivery of written notice of termination to Seller within ten (10) days after written notice from Seller of the Condemnation, and neither Party shall have any further obligations under the Agreement (except the Surviving Obligations) or the Option, or (ii) proceed to Closing, in which event all proceeds, awards and other payments arising from the Condemnation shall be assigned and paid to Buyer, without any adjustment of the Purchase Price.

14. Defaults and Liquidated Damages.

(a) If Buyer defaults under this Agreement, the sole remedy of Seller shall be to terminate this Agreement and the Option by delivery of written notice to Buyer; provided, however, Seller may institute an action for money damages (exclusive of punitive damages or consequential damages) if Buyer defaults on its indemnities under Paragraphs 2(b) and 15 or if a material representation by Buyer under Paragraph 12(b) is false when made.

(b) Upon the breach by Seller of any of the representations and warranties contained in Paragraph 12(a), or the default by Seller in the performance of any other obligation of Seller set forth in this Agreement, Buyer may, as its sole and exclusive remedies for such default, elect to: (i) terminate this Agreement by delivery of written notice to Seller, (ii) institute proceedings in any court of competent jurisdiction to specifically enforce the performance by Seller of the terms of this Agreement, or (iii) institute an action for money damages (exclusive of punitive damages or consequential damages and not to exceed 15% of the Purchase Price) incurred as a result of Seller’s default, but only if (A) a material representation by Seller under Paragraph 12(a) is false when made or (B) Seller conveys all or a material portion of the Property to a third party that does not expressly assume the obligations of Seller under this Agreement and as a result the remedy of specific performance is not available to Buyer.

15. Commissions. Buyer and Seller represent and warrant to each other that no brokers’ or real estate commissions will be due as a result of the sale of the Property from their respective actions, except for a contingent commission payable to The Staubach Company (“Seller’s Broker”) by Seller pursuant to a separate written contract. Seller agrees to indemnify, defend and save harmless Buyer from and against any cost and expense (including reasonable attorneys’ fees) incurred by Buyer as a result of the untruth of the foregoing representation by Seller, or any claims by a broker for payment of a commission by Buyer based upon the actions of Seller. Buyer agrees to indemnify, defend and save harmless the Seller from and against any cost and expense (including reasonable attorneys’ fees) incurred by Seller as a result of the untruth of the foregoing representation by Buyer, or any claims by a broker for payment of a commission by Seller based upon the actions of Buyer.

16. Assignment. Buyer shall not have the right to assign this Agreement without the prior written consent of Seller, unless the assignee is an entity owned or controlled by Buyer, in which case the consent of Seller shall not be required.

17. Notices. All notices and demands under this Agreement shall be in writing and shall be delivered (a) in person, (b) by overnight courier service, or (c) by facsimile transmittal, with a verification copy sent on the same day by either of the methods set forth in clauses (a) or (b), to the other Party at the following address or facsimile number:

if to Buyer:	Hot Topic, Inc.
18305 San Jose Avenue
City of Industry, California 91748
Attention: Christopher J. Kearns
Facsimile No.: (626) 709-1194

with copy to:	Teel, Palmer & Roeper, LLP
11455 El Camino Real, Suite 300
San Diego, CA 92130
Attention: Elizabeth A. Willes, Esq.
Facsimile No.: (858) 794-2909

if to Seller:	Crescent Resources, LLC
400 S. Tryon St., Suite 1300
Charlotte, NC 28202
Attention: Henry C. Lomax, Jr.
Facsimile No.: (704) 382-6385

with copy to:	Robinson, Bradshaw & Hinson, P.A 101 N. Tryon Street, Suite 1900 Charlotte, NC 28246 Attention: Robert C. Sink Facsimile No: (704) 373-3926

18. Counterparts. This Agreement may be executed in any number of identical counterparts, any or all of which may contain the signatures of fewer than all of the Parties, but all of which shall be construed together as a single instrument.

19. Entire Agreement, Modification. This Agreement constitutes the entire and complete agreement between the Parties with respect to the purchase of all or any portion of the Property and supersedes any prior oral or written agreements on that subject, including, but not limited to, the Option provisions of the Lease. No modification of this Agreement, and no waiver of any of its terms or conditions, shall be effective unless made in writing and duly executed by both Parties.

20. Binding Effect. All covenants, agreements, warranties and provisions of this Agreement shall be binding upon and inure to the benefit of the Parties and their respective heirs, executors, administrators, personal representatives, successors and assigns.

21. Controlling Law. This Agreement has been made and entered into under the laws of the state in which the Property is located, and those laws shall control the interpretation of this Agreement.

22. Time of the Essence. Time shall be of the essence in the performance of all obligations under this Agreement. If the time period by which any right, option or election provided under this Agreement must be exercised, or by which any act required under this Agreement must be performed, or by which Closing must be held, expires on a Saturday, Sunday or a holiday, then such time period shall be automatically extended to the next business day.

23. Like-Kind Exchange. Either Party may wish to have this transaction constitute a like-kind exchange of properties under the provisions of Section 1031 of the Internal Revenue Code of 1986, as amended. Each Party agrees to reasonably cooperate with other Party to effectuate and facilitate such an exchange, provided that: (a) the exchange does not delay the Closing under this Agreement, (b) the nonexchanging Party does not incur any additional liability as a result of its cooperation, and (c) the nonexchanging Party is not required to enter into any contract to purchase any other property, or take title to any property other than the Property. In particular, the exchanging Party may assign its rights under this Agreement prior to Closing to a “Qualified Intermediary,” as that term is defined in applicable Treasury Regulations.

[Signature begin on following page]

IN WITNESS WHEREOF, Seller and Buyer have caused this Agreement to be executed as of the day and year first above written.

SELLER:

Date executed:	CRESCENT RESOURCES, LLC, a Georgia limited liability company

June 15, 2005	By:	/s/ Henry C. Lomax, Jr.
Henry C. Lomax, Jr., Vice President

BUYER:

Date executed:	HOT TOPIC TENNESSEE, INC., a California corporation

June 15, 2005	By:	/s/ Elizabeth McLaughlin
	Name:	Elizabeth McLaughlin
	Title:	Chief Executive Officer

JOINDER BY TENANT

The undersigned Tenant joins in the execution of this Agreement for the purpose of representing and warranting to Seller that: (a) Buyer is a corporation, duly formed and validly existing under the laws of the State of California and has authority to enter into this Agreement and consummate the transaction contemplated by this Agreement in accordance with its terms, (b) Tenant has assigned to Buyer all right, title and interest in and to the Option and (c) Buyer has or will have sufficient assets to honor its obligations under this Agreement.

TENANT:

Date executed:	HOT TOPIC, INC., a California corporation

June 15, 2005	By:	/s/ Elizabeth McLaughlin
	Name:	Elizabeth McLaughlin
	Title:	Chief Executive Officer

EXHIBIT A

Description of the Land

Land in Rutherford County, Tennessee, being Lot No. 7 as shown on the Final Subdivision Plat of CentrePointe Distribution Park, of record in Plat Book 28, pages 59 through 62, in the Register’s Office for Rutherford County, Tennessee, to which plat reference is made for a more complete and accurate description.

Being a portion of the property conveyed to Crescent Resources, Inc., a South Carolina corporation, by Deeds of record in Book 606, page 494, Book 606, page 490, Book 638, page 374, Book 656, page 532, and Book 656, page 513, in the Register’s Office for Rutherford County, Tennessee. By Certificate of Merger of record in Book             , page     , in said Register’s Office, Crescent Resources, Inc., a South Carolina corporation, merged into and became known as Crescent Resources of Georgia, Inc., a Georgia corporation. By Certificate of Organization by Election of record in Book             , page     , in said Register’s Office, Crescent Resources of Georgia, Inc. became Crescent Resources, LLC, a Georgia limited liability company.

EXHIBIT B

Due Diligence Request List

Pursuant to Section 5.1 of the Agreement, Seller shall furnish Buyer copies of the following documents in Seller’s possession or control relating to the Property. All such documents shall be deemed confidential and shall be returned to Seller if the Agreement is terminated. The documents shall be delivered without any warranties whatsoever.

1.	All service, management and leasing contracts.

2.	All title policies and documents identified therein as sources of, or exceptions to, title, including any easements, covenants, conditions and restrictions.

3.	All ALTA surveys.

4.	Any notices from governmental authorities relating to zoning, land use, building codes or other regulatory matters.

5.	All soil environmental, geotechnical, and engineering reports and assessments.

6.	Most recent set of plans and specifications for the Improvements.

7.	All licenses and permits.

8.	All reports, investigations, and tests concerning the condition of the Property or compliance of the Property with requirements of any applicable law, order, rule or regulation.

9.	Current property tax bills, service contracts, aerial photos, and any other material in possession of the Seller that may be helpful to Buyer in its evaluation of the Property, other than material that is confidential or proprietary.

10.	Any existing ADA compliance survey.

11.	Construction plans and specifications; site plans, and all associated drawings, modifications, and add-ons for the Property; copies of permits and soils reports; fire sprinkler ratings; and electrical ratings.

12.	Any existing Phase I Environmental Site Assessment.

13.	Information sufficient to show the actual operating expense history of the Property from (a) the delivery of Beneficial Occupancy of the Property under the Lease to (b) last day of the month preceding the Effective Date.

14.	All Warranties.

EXHIBIT C

SPECIAL WARRANTY DEED

This instrument was prepared by:

Robinson, Bradshaw & Hinson, P.A. (RCS)

101 N. Tryon St., Suite 1900

Charlotte, NC 28246

STATE OF NORTH CAROLINA COUNTY OF MECKLENBURG

The actual consideration or value, whichever is greater, for this transfer is $14,260,000.00.

Affiant

Subscribed and sworn to before me this day of August, 2005.

Notary Public

My commission expires:

Address New Owner and Send Tax Bill To:	Tax Map and Parcel Number:

[New Entity]	Map , Parcel
c/o Hot Topic, Inc.
18305 San Jose Avenue
City of Industry, California 91748
Attention:

SPECIAL WARRANTY DEED

FOR AND IN CONSIDERATION of the sum of Ten Dollars ($10.00), cash in hand paid by the hereinafter named Grantee, and for other good and valuable consideration, the receipt and sufficiency of which consideration are hereby acknowledged, CRESCENT RESOURCES, LLC, a Georgia limited liability company (the “Grantor”), has bargained and sold and by these presents does transfer and convey unto [NEW ENTITY], a                      corporation (the “Grantee”), its successors and assigns, a certain tract or parcel of land described in Exhibit A attached hereto and incorporated herein by reference (hereinafter referred to as the “Property”).

This conveyance is made subject to the lien of taxes and assessments becoming due after August 2005 and subsequent years and all recorded covenants, restrictions, conditions, easements, reservations, agreements and rights-of-way, to the extent, but only to the extent, that the same are valid and subsisting and apply to the Property or any part thereof.

TO HAVE AND TO HOLD the Property, with the appurtenances, estate, title and interest thereunto belonging, to the Grantee, its successors and assigns, forever.

AND THE GRANTOR does covenant with Grantee that Grantor is lawfully seised and possessed of the Property in fee simple, and Grantor has a good right to convey the Property.

AND THE GRANTOR does further covenant and bind itself, its successors and assigns, to warrant and forever defend the title to the Property to the Grantee, its successors and assigns, against the lawful claims of all persons claiming by, through or under the Grantor, but not further or otherwise.

IN WITNESS WHEREOF, the Grantor has executed this Special Warranty Deed as of the      day of August, 2005.

CRESCENT RESOURCES, LLC, a Georgia limited liability company

By:
Print Name:	Henry C. Lomax, Jr.
Its:	Vice President, Capital Projects/Finance

Attest:

Secretary

STATE OF NORTH CAROLINA

COUNTY OF MECKLENBURG

Before me, the undersigned, a Notary Public in and for the State and County aforesaid, personally appeared Henry C. Lomax, Jr., with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and upon oath, acknowledged himself to be the Vice President, Capital Projects/Finance, an officer authorized to execute this instrument on behalf of Crescent Resources, LLC, the within named bargainor, and that he as such Vice President, Capital Projects/Finance, executed the foregoing instrument for the purpose therein contained, by signing the name of the corporation by himself as Vice President, Capital Projects/Finance.

Witness my hand and official seal at office on this the      day of August, 2005.

Notary Public

My commission expires:

[OFFICIAL SEAL]

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EXHIBIT A

DESCRIPTION OF LAND

Land in Rutherford County, Tennessee, being Lot No. 7 as shown on the Final Subdivision Plat of CentrePointe Distribution Park, of record in Plat Book 28, pages 59 through 62, in the Register’s Office for Rutherford County, Tennessee, to which plat reference is made for a more complete and accurate description.

Being a portion of the property conveyed to Crescent Resources, Inc., a South Carolina corporation, by Deeds of record in Book 606, page 494, Book 606, page 490, Book 638, page 374, Book 656, page 532, and Book 656, page 513, in the Register’s Office for Rutherford County, Tennessee. By Certificate of Merger of record in Book             , page     , in said Register’s Office, Crescent Resources, Inc., a South Carolina corporation, merged into and became known as Crescent Resources of Georgia, Inc., a Georgia corporation. By Certificate of Organization by Election of record in Book             , page     , in said Register’s Office, Crescent Resources of Georgia, Inc. became Crescent Resources, LLC, a Georgia limited liability company.

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EXHIBIT D

BILL OF SALE

For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, CRESCENT RESOURCES, LLC, a Georgia limited liability company (“Seller”), hereby assigns, transfers and sets over to [NEW ENTITY], a                      corporation (“Buyer”), all of Seller’s right, title and interest in and to all fixtures, furniture, furnishings, equipment, machinery, apparatus, appliances and other articles of depreciable personal property now owned by Seller and located on the real property described in Exhibit A attached hereto and incorporated herein by reference (the “Land”) and used exclusively in connection with the Land or the buildings, structures or other improvements (collectively, the “Improvements”) located thereon (collectively, the “Tangible Personal Property”).

TO HAVE AND TO HOLD the Tangible Personal Property unto Buyer and Buyer’s successors and assigns forever; and Seller does hereby bind itself and its successors and heirs to warrant and forever defend the Tangible Personal Property unto Buyer and Buyer’s successors and assigns against every person whomsoever lawfully claiming or to claim the same or any part thereof. Seller hereby warrants that the Tangible Personal Property is hereby transferred free and clear of all liens and encumbrances whatsoever.

EXCEPT AS SET FORTH ABOVE OR IN THE PURCHASE AND SALE AGREEMENT (IDENTIFIED BELOW), SELLER HAS NOT MADE AND DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTY OR REPRESENTATION OF ANY KIND WHATSOEVER WITH RESPECT TO MERCHANTABILITY OF THE TANGIBLE PERSONAL PROPERTY OR ITS FITNESS FOR ANY PARTICULAR PURPOSE; THE DESIGN OR CONDITION OF THE TANGIBLE PERSONAL PROPERTY; THE QUALITY OR CAPACITY OF THE TANGIBLE PERSONAL PROPERTY; WORKMANSHIP OR COMPLIANCE OF THE TANGIBLE PERSONAL PROPERTY WITH THE REQUIREMENTS OF ANY LAW, RULE, SPECIFICATION OR CONTRACT PERTAINING THERETO; PATENT INFRINGEMENT OR LATENT DEFECTS. BUYER ACCEPTS THE TANGIBLE PERSONAL PROPERTY ON AN “AS IS,” “WHERE IS, WITH ALL FAULTS” BASIS.

This Bill of Sale is executed pursuant to, and is subject to the terms and conditions of the Purchase and Sale Agreement between Seller and Buyer dated as of June     , 2005.

IN WITNESS WHEREOF, Seller has caused this instrument to be executed and delivered as of August     , 2005.

Date Executed:	CRESCENT RESOURCES, LLC

August , 2005
By:
	Name:	Henry C. Lomax, Jr.
	Title:	Vice President, Capital Markets/Finance

EXHIBIT A

DESCRIPTION OF LAND

Land in Rutherford County, Tennessee, being Lot No. 7 as shown on the Final Subdivision Plat of CentrePointe Distribution Park, of record in Plat Book 28, pages 59 through 62, in the Register’s Office for Rutherford County, Tennessee, to which plat reference is made for a more complete and accurate description.

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EXHIBIT E

GENERAL ASSIGNMENT

For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, CRESCENT RESOURCES, LLC, a Georgia limited liability company (“Assignor”), hereby assigns, transfers and sets over to [NEW ENTITY], a                      corporation (“Assignee”), and Assignee hereby assumes and accepts the assignment and delegation of all of Assignor’s right, title and interest in and to the following described property (collectively, the “Intangible Personal Property”) with respect to that certain real property known as “CentrePointe Building Six,” in CentrePointe Distribution Park, 6001 Reliance Drive, LaVergne, Tennessee (the “Real Property”) and all furniture, fixtures and equipment and other items of tangible personal property of Assignor located on the Real Property and used exclusively in the operation of the Real Property (the “FF&E”):

(a)	all licenses, permits, consents, and authorizations and registrations (the “Licenses”);

(b)	all contracts for the provision of labor, services, materials or supplies to or for the benefit of the Real Property identified in Schedule A (the “Contracts”); and

(c)	All warranties and guarantees, if any, from third-party contractors and suppliers, including, but not limited to, those identified Schedule B, in favor of Assignor which may be assigned or transferred by Assignor in connection with the transfer of the Real Property (the “Warranties”); and, to the extent that any such Warranties may not be assigned or transferred by Assignor, Assignor hereby agrees to assign to Assignee the rights of Assignor to enforce such Warranties, to the extent so assignable);

TO HAVE AND TO HOLD the Intangible Personal Property unto Assignee and Assignee’s successors and assignee forever; and Assignor does hereby bind itself and its successors and heirs to warrant and forever defend the Intangible Personal Property unto Assignee and Assignee’s successors and assigns against every person whomever lawfully claiming or to claim the same or any part thereof.

Assignee hereby agrees to indemnify and hold harmless Assignor from any and all cost, liability, loss, damage or expense including, without limitation, reasonable attorneys’ fees, originating on or after the date hereof related to the Intangible Personal Property.

Assignor hereby agrees to indemnify and hold harmless Assignee from any and all cost, liability, loss, damage or expense including, without limitation, reasonable attorneys’ fees, originating prior to the date hereof related to the Intangible Personal Property.

This Assignment is executed pursuant to, and is subject to the terms and conditions of, the Purchase and Sale Agreement dated as of June     , 2005, by and between Assignor and Assignee.

This Assignment may be executed and delivered in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which shall constitute one and the same instrument.

[SIGNATURES BEGIN ON FOLLOWING PAGE]

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment effective as of August     , 2005.

ASSIGNOR:

CRESCENT RESOURCES, LLC, a Georgia limited liability company

By:
Print:	Henry C. Lomax, Jr.
Its:	Vice President, Capital Markets/Finance

ASSIGNEE:

[NEW ENTITY], a corporation

By:
Print:
Its:	President

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EXHIBIT F

CERTIFICATION OF NON-FOREIGN STATUS

Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. For U.S. tax purposes (including section 1445), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law), and not the disregarded entity, will be considered the transferor of the property. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by Crescent Resources, LLC (the “Disregarded Entity”), the undersigned officer hereby certifies on behalf of Duke Ventures, LLC (the “Transferor”), as the owner and sole member of the Disregarded Entity and as the transferor for U.S. tax purposes, as follows:

1. The Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations).

2. The Transferor is not a disregarded entity as defined in §1.1445-2(b)(2)(iii) of the Income Tax Regulations.

3. The Transferor’s U.S. employer identification number is 311743975.

4. The Transferor’s office address is:

400 S. Tryon Street, Suite 1300

Charlotte, North Carolina 28202

5. For U.S. tax purposes, the Transferor is the transferor of the real property described in Exhibit A.

The Transferor understands that this certification may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalties of perjury, I declare that I have examined this certification, and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of the Transferor.

DUKE VENTURES, LLC, a Nevada limited liability company

Date: August , 2005	By:
R. Wayne McGee, Vice President

EXHIBIT A

DESCRIPTION OF LAND

Land in Rutherford County, Tennessee, being Lot No. 7 as shown on the Final Subdivision Plat of CentrePointe Distribution Park, of record in Plat Book 28, pages 59 through 62, in the Register’s Office for Rutherford County, Tennessee, to which plat reference is made for a more complete and accurate description.

Being a portion of the property conveyed to Crescent Resources, Inc., a South Carolina corporation, by Deeds of record in Book 606, page 494, Book 606, page 490, Book 638, page 374, Book 656, page 532, and Book 656, page 513, in the Register’s Office for Rutherford County, Tennessee. By Certificate of Merger of record in Book             , page     , in said Register’s Office, Crescent Resources, Inc., a South Carolina corporation, merged into and became known as Crescent Resources of Georgia, Inc., a Georgia corporation. By Certificate of Organization by Election of record in Book             , page     , in said Register’s Office, Crescent Resources of Georgia, Inc. became Crescent Resources, LLC, a Georgia limited liability company.

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EXHIBIT G

CLOSING CERTIFICATE (SELLER)

THIS CLOSING CERTIFICATE (this “Certificate”) is given by CRESCENT RESOURCES, LLC, a Georgia limited liability company (“Seller”), for the benefit of [NEW ENTITY], a                      corporation (“Buyer”), pursuant to that certain Purchase and Sale Agreement, dated as of June     , 2005 (the “Agreement”), between Seller and Buyer. (Each initial capitalized term used, but not defined, in this Certificate shall have the meaning set forth in the Agreement.) Seller hereby states and certifies to Buyer that:

1. The representations and warranties made by Seller in Paragraph 12 of the Agreement are true and correct in all material respects as of the date of this Certificate (unless made as of a specific date other than the Closing Date, in which case such representations and warranties are true and correct in all material respects as of such other specific date as provided in the Agreement).

2. Seller has performed its covenants and obligations under the Agreement in all material respects as of the date of this Certificate.

IN WITNESS WHEREOF, Seller has caused this Certificate to be executed and delivered in its name by a duly authorized officer or representative as of August     , 2005.

CRESCENT RESOURCES, LLC,
a Georgia limited liability company

By:
Henry C. Lomax, Jr., Vice President

EXHIBIT H

CLOSING CERTIFICATE (BUYER)

THIS CLOSING CERTIFICATE (this “Certificate”) is given by [NEW ENTITY], a                      corporation (“Buyer”), for the benefit of CRESCENT RESOURCES, LLC, a Georgia limited liability company (“Seller”), pursuant to that certain Purchase and Sale Agreement, dated as of May     , 2005 (the “Agreement”), between Seller and Buyer. (Each initial capitalized term used, but not defined, in this Certificate shall have the meaning set forth in the Agreement.) Buyer hereby states and certifies to Seller that:

1. The representations and warranties made by Buyer in Paragraph 12 of the Agreement are true and correct in all material respects as of the date of this Certificate (unless made as of a specific date other than the Closing Date, in which case such representations and warranties are true and correct in all material respects as of such other specific date as provided in the Agreement).

2. Buyer has performed its covenants and obligations under the Agreement in all material respects as of the date of this Certificate.

IN WITNESS WHEREOF, Buyer has caused this Certificate to be executed and delivered in its name by a duly authorized officer or representative as of August     , 2005.

[NEW ENTITY],
a corporation

By:
Name:
Title:

SCHEDULE 1

List of Contracts

1.	Service Agreement dated April 1, 2005, between Seller and Landscape Services, Inc., expiring February 28, 2006.